SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT:  OCTOBER 16, 2000


                FEDERATED DEPARTMENT STORES, INC.

           151 West 34th St., New York, New York 10001
                         (212) 494-1602

                              -and-

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000


   Delaware                  1-13536             13-3324058
  (State of            (Commission File No.)    (IRS Id. No.)
Incorporation)


Item 5.  Other Events

         On October 13, 2000, Federated Department Stores, Inc. (the "Company") issued a press release, a copy of which is filed as Exhibit 99.1 hereto, announcing plans for downsizing the core catalog operations of Fingerhut, a subsidiary of the Company.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a) and (b)     Not applicable.


(c)             Exhibits.

99.1            Press release of the Company issued on October 13, 2000.




                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        FEDERATED DEPARTMENT STORES, INC.



Date  October 16, 2000                  /s/ Dennis J. Broderick
                                            Dennis J. Broderick
                                       Senior Vice President, General Counsel
                                                 and Secretary




                        EXHIBIT INDEX

Exhibit
Number

 99.1      Press release of the Company issued October 13, 2000